Entity Jurisdictions & Type

Entity Name	Jurisdiction and Type
212 Seventh Street, Inc.	a Missouri corporation
American Cable Entertainment Company, LLC	a Delaware limited liability company
ARH, Ltd.	a Colorado corporation
Athens Cablevision, Inc.	a Delaware corporation
Ausable Cable TV, Inc.	a New York corporation
Cable Equities Colorado, LLC	a Delaware limited liability company
Cable Equities of Colorado Management Corp.	a Colorado corporation
Cable Systems, Inc.	a Kansas corporation
CC 10, LLC	a Delaware limited liability company
CC Fiberlink, LLC	a Delaware limited liability company
CC Michigan, LLC	a Delaware limited liability company
CC New England, LLC	a Delaware limited liability company
CC Systems, LLC	a Delaware limited liability company
CC V Holdings Finance, Inc.	a Delaware corporation
CC V Holdings, LLC	a Delaware limited liability company
CC VI Holdings, LLC	a Delaware limited liability company
CC VI Operating, LLC	a Delaware limited liability company
CC VI Purchasing, LLC	a Delaware limited liability company
CC VII Lease, Inc.	a Delaware corporation
CC VII Leasing, LLC	a Delaware limited liability company
CC VII Purchasing, LLC	a Delaware limited liability company
CC VIII Holdings, LLC	a Delaware limited liability company
CC VIII Operating, LLC	a Delaware limited liability company
CC VIII Purchasing, LLC	a Delaware limited liability company
CC VIII, LLC	a Delaware limited liability company
CCO Lease, Inc.	a Delaware corporation
CCO Leasing, LLC	a Delaware limited liability company
CCO Property, LLC	a Delaware limited liability company
CCO Purchasing, LLC	a Delaware limited liability company
CCV.com, LLC	a Delaware limited liability company
Cencom Cable Entertainment, LLC	a Delaware limited liability company
CF Finance LaGrange, Inc.	a Georgia corporation
Charter Advertising Saint Louis, LLC	a Delaware limited liability company
Charter Cable Operating Company, L.L.C	a Delaware limited liability company
Charter Cable Partners, L.L.C	a Delaware limited liability company
Charter Communications Entertainment I, LLC	a Delaware limited liability company
Charter Communications Entertainment II, LLC	a Delaware limited liability company
Charter Communications Entertainment, LLC	a Delaware limited liability company
Charter Communications Holdings Capital Corporation	a Delaware corporation
Charter Communications Holdings LLC	a Delaware limited liability company
Charter Communications JV, LLC	a Delaware limited liability company
Charter Communications Operating, LLC	a Delaware limited liability company
Charter Communications Properties LLC	a Delaware limited liability company
Charter Communications Services, LLC	a Delaware limited liability company
Charter Communications V, LLC	a Delaware limited liability company
Charter Communications Ventures, LLC	a Delaware limited liability company
Charter Communications VI, LLC	a Delaware limited liability company
Charter Communications VII, LLC	a Delaware limited liability company
Charter Communications, LLC	a Delaware limited liability company
Charter Fiberlink – California, LLC	a Delaware limited liability company
Charter Fiberlink – Illinois, LLC	a Delaware limited liability company
Charter Fiberlink – Indiana, LLC	a Delaware limited liability company
Charter Fiberlink — Kansas, LLC	a Delaware limited liability company

Entity Jurisdictions & Type

Entity Name	Jurisdiction and Type
Charter Fiberlink — Michigan, LLC	a Delaware limited liability company
Charter Fiberlink — Missouri, LLC	a Delaware limited liability company
Charter Fiberlink – Nebraska, LLC	a Delaware limited liability company
Charter Fiberlink – South Carolina, LLC	a Delaware limited liability company
Charter Fiberlink – Texas, LLC	a Delaware limited liability company
Charter Fiberlink – Wisconsin, LLC	a Delaware limited liability company
Charter Fiberlink, LLC	a Delaware limited liability company
Charter Helicon, LLC	a Delaware limited liability company
Charter Online, L.P.	a Delaware limited partnership
Charter RMG, LLC	a Delaware limited liability company
Charter Stores FCN, LLC	a Delaware limited liability company
Charter Telephone of Michigan, LLC	a Delaware limited liability company
Charter Telephone of Minnesota, LLC	a Delaware limited liability company
Charter Video Electronics, Inc.	a Minnesota corporation
Charter-LaGrange, L.L.C	a Georgia limited liability company
Chat TV, LLC	a Delaware limited liability company
Dalton Cablevision, Inc.	a Delaware corporation
DBroadband Holdings, LLC	a Delaware limited liability company
Enstar Cable Corporation	a Georgia corporation
Enstar Cable of Cumberland Valley	a Georgia general partnership
Enstar Cable of Macoupin County	a Georgia general partnership
Enstar Communications Corporation	a Georgia corporation
Enstar Finance Company, LLC	a Delaware limited liability company
Enstar Income/Growth Program 1984-1, L.P.	a Georgia limited partnership
Enstar Income/Growth Program Five-A, L.P.	a Georgia limited partnership
Enstar Income/Growth Program Five-B, L.P.	a Georgia limited partnership
Enstar Income/Growth Program II-1, L.P.	a Georgia limited partnership
Enstar Income/Growth Program II-2, L.P.	a Georgia limited partnership
Enstar Income/Growth Program IV-1, L.P.	a Georgia limited partnership
Enstar Income/Growth Program IV-2, L.P.	a Georgia limited partnership
Enstar Income/Growth Program IV-3, L.P.	a Georgia limited partnership
Enstar Income/Growth Program Six-A, L.P.	a Georgia limited partnership
Enstar IV/PBD, L.P.	a Georgia limited partnership
Enstar IX, Ltd., L.P.	a Georgia limited partnership
Enstar VII, L.P.	a Georgia limited partnership
Enstar VIII, L.P.	a Georgia limited partnership
Enstar X, Ltd., L.P.	a Georgia limited partnership
Enstar XI, Ltd., L.P.	a Georgia limited partnership
Falcon Cable Communications, LLC	a Delaware limited liability company
Falcon Cable Media, a California Limited Partnership	a California limited partnership
Falcon Cable Systems Company II, L.P.	a California limited partnership
Falcon Cablevision, a California Limited Partnership	a California limited partnership
Falcon Community Cable, L.P.	a Delaware limited partnership
Falcon Community Ventures I, LP	a California limited partnership
Falcon First Cable of New York, Inc.	a Delaware corporation
Falcon First Cable of the Southeast, Inc.	a Delaware corporation
Falcon First, Inc.	a Delaware corporation
Falcon Telecable, a California Limited Partnership	a California limited partnership
Falcon Video Communications, L.P.	a California limited partnership
Helicon Group, L.P., The	a Delaware limited partnership
Helicon Partners I, L.P.	a Delaware limited partnership
Helicon Telephone Alabama, L.L.C	an Alabama limited liability company
Helicon Telephone Company	a Delaware corporation
Helicon Telephone Delaware, L.L.C	a Delaware limited liability company

Entity Jurisdictions & Type

Entity Name	Jurisdiction and Type
Helicon Telephone Georgia, L.L.C	a Georgia limited liability company
Helicon Telephone Indiana, L.L.C	an Indiana limited liability company
Helicon Telephone Kentucky, L.L.C	a Kentucky limited liability company
Helicon Telephone Louisiana, L.L.C	a Louisiana limited liability company
Helicon Telephone Maine, L.L.C	a Maine limited liability company
Helicon Telephone Maryland, L.L.C	a Maryland limited liability company
Helicon Telephone Mississippi, L.L.C	a Mississippi limited liability company
Helicon Telephone Missouri, L.L.C	a Missouri liability company
Helicon Telephone New Hampshire, L.L.C	a New Hampshire limited liability company
Helicon Telephone North Carolina, L.L.C	a North Carolina limited liability company
Helicon Telephone Ohio, L.L.C	an Ohio limited liability company
Helicon Telephone Pennsylvania, L.L.C	a Pennsylvania liability company
Helicon Telephone South Carolina, L.L.C	a South Carolina limited liability company
Helicon Telephone Tennessee, L.L.C	a Tennessee limited liability company
Helicon Telephone Vermont, L.L.C	a Vermont limited liability company
Helicon Telephone Virginia, L.L.C	a Virginia limited liability company
Helicon Telephone West Virginia, L.L.C	a West Virginia limited liability company
Hometown TV, Inc.	a New York corporation
Hornell Television Services, Inc.	a New York corporation
HPI Acquisition Co., L.L.C	a Delaware limited liability company
Interlink Communications Partners, LLC	a Delaware limited liability company
Long Beach, LLC	a Delaware limited liability company
Marcus Cable Associates, L.L.C	a Delaware limited liability company
Marcus Cable of Alabama, L.L.C	a Delaware limited liability company
Marcus Cable, Inc.	a Delaware limited liability company
Midwest Cable Communications, Inc.	a Minnesota corporation
Peachtree Cable TV, L.P.	a Georgia limited partnership
Peachtree Cable T.V., LLC	a Delaware limited liability company
Plattsburgh Cablevision, Inc.	a Delaware corporation
Renaissance Media (Louisiana) LLC	a Delaware limited liability company
Renaissance Media (Tennessee) LLC	a Delaware limited liability company
Renaissance Media Capital Corporation	a Delaware limited liability company
Renaissance Media Group LLC	a Delaware limited liability company
Renaissance Media LLC	a Delaware limited liability company
Rifkin Acquisition Capital Corporation	a Colorado corporation
Rifkin Acquisition Partners, LLC	a Delaware limited liability company
Robin Media Group, Inc.	a Nevada corporation
Scottsboro TV Cable, Inc.	an Alabama corporation
Tennessee, LLC	a Delaware limited liability company
Tioga Cable Company, Inc.	a Pennsylvania corporation
Vista Broadband Communications, LLC	a Delaware limited liability company
Wilcat Transmission Co., Inc.	a Delaware corporation